Fees Summary	Sep. 18, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,210,000
Previously Paid Amount	0
Total Fee Amount	147,335.8
Total Offset Amount	0
Net Fee	$ 147,335.8